SUPPLEMENT DATED JULY 23, 2004
TO THE PROSPECTUS and
THE STATEMENT of ADDITIONAL INFORMATION of
THE INTEGRITY FUNDS
Dated April 30, 2004

TO THE PROSPECTUS AND THE SAI

Effective July 22, 2004, The Integrity Funds will no longer offer a sales charge waiver for Class A share purchases using documented redemptions from unrelated funds in which you have paid a sales load.  Any reference to this program in the prospectus and SAI is hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE